Exhibit 99.2

2005 Investor Conference May 26, 2005 Finance Presentation

Safe Harbor

Certain statements in the following presentation are forward looking, and actual results may differ materially. Statements not based on historic facts involve risks and uncertainties, including, but not limited to, the changing market for promotional activities, especially as it relates to policies and programs of packaged goods and pharmaceutical manufacturers and retailers, government and regulatory statutes, rules, regulations and policies, the effect of economic and competitive conditions and seasonal variations, actual promotional activities and programs with the company’s customers, the pace of installation of the company’s store network, the success of new services and businesses and the pace of their implementation, the company’s ability to maintain favorable client relationships, the timing of the completion of the company’s future SEC filings, the outcome and impact of an ongoing SEC investigation into certain of the company’s prior fiscal years, and the outcome and impact of the pending shareholder class action and derivative lawsuits.

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Financial Update

Recap of FY 2005 Results

Income Statement

Balance Sheet

Cash Flow

Catalina Investments

Summary

Question & Answer

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FY 2005 YTD Income Statement

Good recovery following sale of loyalty card business and significant spending reduction by large client

Improving margins

Divestitures complete

FY05 YTD Actual FY04 YTD Actual * Change

Rev $410.1 $397.1 3.3%

Dir. Costs 129.2 31.5% 140.4 35.4% -8.0%

SG&A 129.4 31.5% 124.9 31.4% 3.6%

D&A 42.7 10.4% 45.2 11.4% -5.5%

Oper. Inc. 108.8 26.5% 86.6 21.8% 25.6%

Pro Forma N.I. * $68.6 16.7% $53.5 13.5% 28.2%

CHR Rev. Adj. $— 0.0% $6.9 1.7% -100.0%

N.I. Cont. Ops $68.6 16.7% $60.4 14.8% 13.6%

EPS Cont. Ops. $1.31 $1.15 13.9%

Discont. Ops. $(3.1) -0.8% $(79.7) -19.5% 96.1%

GAAP Net Inc. $65.5 16.0% $(19.3) -4.7% 439.6%

EPS $1.25 $(0.37) 439.3%

* Pro forma results exclude the CHR revenue restatement.

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Divestitures complete

Revenue Growth Reestablished

(millions)

CMC Revenues ($millions)

CMS reflects loyalty card sale and large client loss.

$397.1 $410.1 $385.5

$30.0 $49.6 $64.1 $64.7 $66.2 $76.2

Strong results in CHR and CMI.

FY ‘03 FY ‘04 FY ‘05

CMS CHR CMI

2-yr CAGR

CMC 3.1% CMI 46.2% CHR 8.5% CMS (3.8%)

* FY03 and FY04 exclude DMS, CMRS, Japan Billboard, and the CHR revenue adjustment. Consolidated figures exclude corporate/elimination amounts in FY ‘03 to FY ‘05 of ($0.7M),

($ 0.8M), and $0.2M, respectively.

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Comparative Performance *

(millions)

FY04

Revenues $66.2 $49.6 $282.1

FY05

Revenues $76.2 $64.1 $269.6

Net Income $0.4 CHR $0.5 CMI $72.7

Net Income $9.4 $7.4 $73.9

CMS CHR CMI

* FY04 excludes discontinued operations and the CHR revenue adjustment. FY ‘04 and FY ‘05 figures also exclude corporate & eliminations.

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Direct Costs Managed

Direct Costs *

(% to Sales)

Top cost factors: retailer fees, paper, and field operations

38.3%

35.4%

31.5%

Costs decreased from ‘04 to ‘05 due to sale of loyalty card business and sales tax accrual reversal.

6.8% Improvement

FY ‘03 FY ‘04 FY ‘05

*Excludes discontinued operations.

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SG&A Controlled

SG&A *

(% to Sales)

Top cost factors: sales force expense, executive administration, insurance, and SOX audit fees

31.4% 31.5% 28.4%

Percent of revenue flat in ‘05 due to Q4 investments and one-time items

29.0%

FY ‘03 FY ‘04 FY ‘05

*Excludes discontinued operations.

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Income From Continuing Operations Bridge

Fiscal ‘05 Improvements ($millions) $6.9 ($4.7) $68.6 $9.0 $60.4 ($6.9) $2.7 $1.2

FY04

CHR Audit

Sales Tax Accr

CMS

CHR

Int’l

Corp

FY05

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Revenue Performance (Pro Forma) *

5 Year CAGR = 6.9% $ 397 $ 410 $ 386 $ 375 $ 343 $ 294

2000 2001 2002 2003 2004 2005

* Pro forma results exclude discontinued operations and the CHR revenue restatement.

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Record EPS Performance (Pro Forma) *

EPS Growth Outstanding $1.31

$1.01 $1.02 $0.96 $0.78

$0.51

CAGR

5-yr 20.8% 3-yr 9.1% 1-yr 28.4%

2000 2001 2002 2003 2004 2005

* Pro forma results exclude discontinued operations and the CHR revenue restatement.

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Consolidated Summary Balance Sheet

Strong cash position

Low debt balance

Minimal working capital needs

In Millions FY04 Actual FY05 Actual B(W) vs. FY04

Assets

Cash $72.7 $116.2 $43.5

A/R 58.7 61.2 2.5

Other curr. assets 27.6 17.9 (9.7)

Total current assets 159.0 195.3 36.3

Net PP&E 126.8 103.3 (23.5)

Goodwill 84.7 80.5 (4.2)

Patents, net 13.5 11.7 (1.8)

Other long term assets 2.8 2.0 (0.8)

Total Assets $386.8 $392.8 $6.0

Liab. and Stockholders’ Equity

A/P $15.4 $21.0 $(5.6)

Accr. expenses 65.8 62.1 3.7

Short term debt - - -

Def. revenue 35.7 28.5 7.2

Oth. curr. liab. 3.1 6.8 (3.7)

Total current liabilities 120.0 118.4 1.6

Long term debt 66.9 64.6 2.3

Oth. long term liab. 15.2 13.4 1.8

Stockholders’ equity 184.7 196.4 (11.7)

Total Liab. and Stockholders’ Equity $386.8 $392.8 $(6.0)

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Credit Facility $125M to $175M

5 year term (8/27/09)

US rate: LIBOR + 62.5 bps

Japan rate: Euro yen rate + 62.5 bps $63.1M outstanding as of March 31, 2005

($30M US portion paid down April 26, 2005)

Covenants

Funded debt/EBITDA <= 2.5x

EBIT/Interest >= 3.0x

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Accounts Receivable – DSO’s *

Seek continuous improvement

Target 45 days

77.2 76.9

70.9

52.5 52.3

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

Days Sales Outstanding

* Excludes deferred revenue.

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Inventory – DIO’s

Inventory levels acceptable

Operations targets mid-teens

15.2

13.3 12.2 9.7 8.7

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

Days Inventory Outstanding

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Accounts Payable – DPO’s

FY ‘05 higher than usual

Includes one-time items (stock repurchase, phone system, D&O ins. payable)

59.4

45.4

40.1 32.0 31.9

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

Days Payables Outstanding

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Capital Expenditures & Investments Solid *

(in millions)

Capex lower than historic levels in recent years

Will be higher in FY ‘06 $44.1

$10.5

$26.4 $10.1 $22.5

$5.4 $4.8 $7.2

$5.6 $23.5 $16.2 $9.7

FY ‘04 FY ‘05 FY ‘06

Growth Productivity Maintenance

* Pro forma results exclude discontinued operations.

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Cash Flow Statement

Strong cash flow from operations Started to use cash for repurchases, dividend and business development Capex has been low in recent years

FY ‘04 FY ‘05 Change

Net Income $(19.3) $65.5 $84.8

Change in Working Capital 16.5 (1.5) (18.0)

Impairment 85.6 4.9 (80.7)

D&A 47.6 43.7 (3.9)

Other 7.7 5.4 (2.3)

Cash From Operations 138.1 118.0 (20.1)

Capital Expend. (26.4) (22.5) 3.9

Acq. Pmts. / Disp. (23.4) 4.9 28.3

Net Cash Used in Investing (49.8) (17.6) 32.2

Borrow / (Repay) of Debt (6.2) (3.5) 2.7

Repurch. of stock (13.3) (44.2) (30.9)

Dividends paid 0.0 (15.7) (15.7)

Option exer. and other 1.7 5.0 3.3

Net Cash Used in Financing (17.8) (58.4) (40.6)

Net Incr (Decr) in Cash 70.5 42.0 (28.5)

Effect of Exchange Rates 0.5 1.5 1.0

Cash at the End of Prior Period 1.7 72.7 71.0

Cash at End of Current Period $72.7 $116.2 $43.5

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Quality & Quantity in Earnings

Operating cash flow significant

Free cash flow strong

EPS growth performance

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

$2.40 $2.22 $2.12

$1.77 $1.70 $1.48 $1.40 $1.31 $1.16 $0.96 $0.78 $1.01 $1.02 $0.95 $0.68

4-year CAGR: 10.7%

4-year CAGR: 25.7%

4-year CAGR: 13.8%

FY01 FY02 FY03 FY04 FY05

Operating CF per Share * Free Cash Flow per Share * EPS *

* Pro Forma excludes discontinued operations and the CHR revenue restatement.

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Catalina Investments

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Share Repurchase

(in millions) $55.8MM Available as of March 31, 2005

Repurchase Program ($millions) $72.0

$46.5 $44.2

$15.8 $13.3

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

Repurchased Shares (millions)

3.1

1.7 1.6

0.8 0.5

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

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Overview

Catalina Share Return to CMC

Repurchase, Shareholders

Dividend

Capital Growth Initiatives &

Spending Technology

Acquisitions & Compliment Internal

Investments Development

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Cash Priorities

1. Growth Initiatives

2. Share Repurchases

3. Dividend

4. Acquisitions

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Summary

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Summary

Revenue & Earnings Growth

Strong Balance Sheet

Superior Cash Flows

Returning value to shareholders

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Q&A

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Appendix: Regulation “G” Requirements

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Reconciliation of Differences Between GAAP and Non-GAAP Financial Measures

We may, from time to time, discuss performance using the non-GAAP financial measures presented on the following slides. The following tables provide a reconciliation of the differences between the non-GAAP financial measures presented herein and the most directly comparable financial measures calculated and presented in accordance with GAAP.

The following slides include reconciliations for:

Revenues, net income, and EPS FY01 – FY05

Cash flow per share FY01 – FY05

Catalina Health Resource revenues and net income

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Reconciliation of U.S. GAAP to Pro Forma Financial Measures
Consolidated Revenue, Net Income, and EPS

in $ millions

Consolidated Revenue:	2001	2002	2003	2004	2005
* Non-GAAP Pro Forma	$ 343.2	$ 374.5	$ 385.5	$ 397.1	$ 410.1
CHR revenue adjustment	$ (3.2)	$ (6.6)	$ (1.7)	$ 11.6	$ -
Continuing Operations	$ 340.0	$ 367.9	$ 383.8	$ 408.6	$ 410.1

Consolidated Net Income:	2001	2002	2003	2004	2005
* Non-GAAP Pro Forma	$ 45.3	$ 57.9	$ 52.7	$ 53.5	$ 68.6
CHR revenue adjustment	$ (1.9)	$ (4.3)	$ (1.1)	$ 6.9	$ -
Continuing Operations	$ 43.4	$ 53.6	$ 51.6	$ 60.4	$ 68.6

Consolidated EPS:	2001	2002	2003	2004	2005
* Non-GAAP Pro Forma	$ 0.78	$ 1.01	$ 0.96	$ 1.02	$ 1.31
CHR revenue adjustment	$ (0.03)	$ (0.07)	$ (0.02)	$ 0.13	$ -
Continuing Operations	$ 0.75	$ 0.94	$ 0.94	$ 1.15	$ 1.31

* The non-GAAP pro forma results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). The non-GAAP pro forma results reflect adjustments to exclude non-recurring revenue resulting from the one-time deferral of CHR revenues in prior periods (and the related tax effect) resulting from revenue recognition adjustments in such prior years. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

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29

CATALINA MARKETING

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures
Cash Flow

(In millions, except per share data)

	2001		2002		2003		2004		2005	
Consolidated Cash Flow:										
Cash Flow From Operations - GAAP	$	91.2	$	118.2	$	118.5	$	138.1	$	118.0
Less Operating Cash Flow - Disco Ops	$	(7.3)	$	(21.3)	$	(3.2)	$	(5.8)	$	(1.6)
CHR Revenue Adjustment	$	1.9	$	4.3	$	1.1	$	(6.9)	$	-
Pro Forma CF From Operations	$	85.8	$	101.2	$	116.4	$	125.4	$	116.4
Per Share	$	1.48	$	1.77	$	2.12	$	2.40	$	2.22
Other Operating CF (excl. D&A)	$	4.2	$	(4.9)	$	(22.8)	$	(26.7)	$	(5.1)
Capital Expenditures - Continuing Ops	$	(50.8)	$	(30.1)	$	(41.5)	$	(25.7)	$	(22.3)
Pro Forma Free Cash Flow	$	39.2	$	66.2	$	52.1	$	73.0	$	89.0
Per Share	$	0.68	$	1.16	$	0.95	$	1.40	$	1.70
Diluted Shares Outstanding		57.919		57.104		54.885		52.304		52.356

* The non-GAAP pro forma results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). The non-GAAP pro forma results reflect adjustments to exclude non-recurring revenue resulting from the one-time deferral of CHR revenues in prior periods (and the related tax effect) resulting from revenue recognition adjustments in such prior years. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

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CATALINA MARKETING

Reconciliation of U.S. GAAP to Pro Forma Financial Measures

CHR Revenue and Net Income

in $millions

CHR Revenue: 2001 2002 2003 2004 2005

* Non-GAAP Pro Forma $35.9 $71.4 $64.7 $66.2 $76.2

CHR revenue adjustment $(3.2) $(6.6) $(1.7) $11.6 $-

GAAP Revenue $32.7 $64.8 $63.0 $77.8 $76.2

CHR Net Income: 2001 2002 2003 2004 2005

* Non-GAAP Pro Forma $(2.3) $2.2 $(4.0) $0.4 $9.4

CHR revenue adjustment $(1.9) $(4.3) $(1.1) $6.9 $-

GAAP Net Income $(4.2) $(2.1) $(5.1) $7.3 $9.4

* The non-GAAP pro forma results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). The non-GAAP pro forma results reflect adjustments to exclude non-recurring revenue resulting from the onetime deferral of CHR revenues in prior periods (and the related tax effect) resulting from revenue recognition adjustments in such prior years. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company’s operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.